MUNIHOLDINGS
                                                              CALIFORNIA
                                                              INSURED
                                                              FUND IV, INC.

                               [GRAPHIC OMITTED]

                                                     STRATEGIC
                                                              Performance

                                                              Semi-Annual Report
                                                              March 31, 1999

                  MuniHoldings California Insured Fund IV, Inc.

The Benefits and Risks of Leveraging

MuniHoldings California Insured Fund IV, Inc. has the ability to leverage to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value on the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

                   MuniHoldings California Insured Fund IV, Inc., March 31, 1999

DEAR SHAREHOLDER

We are pleased to provide you with this first semi-annual report for MuniHoldings California Insured Fund IV, Inc. In this and future reports to shareholders, we will highlight the Fund's performance and describe recent investment activities. The Fund seeks to provide shareholders with current income exempt from Federal and California income taxes by investing primarily in a portfolio of long-term, investment-grade municipal obligations.

Since inception (January 29, 1999) through March 31, 1999, the Common Stock of MuniHoldings California Insured Fund IV, Inc. had earned and unpaid dividends of $0.132 per share. This represents a net annualized yield of 5.20%, based on a month-end per share net asset value of $14.94. Over the same period, the total investment return on the Fund's Common Stock was -0.40%, based on a change in per share net asset value from $15.00 to $14.94.

For the period January 29, 1999 through March 31, 1999, the Fund's Preferred Stock had an average yield of 2.66% for Series A and 2.65% for Series B.

The Municipal Market Environment

Since the Fund's inception (January 29, 1999) through March 31, 1999, long-term tax-exempt revenue bond yields were little changed. However, long-term US Treasury bond yields were under significant pressure throughout the March period. Investors became increasingly concerned that the strong growth the US economy displayed during the fourth quarter in 1998 would continue into the first half of 1999. Continued strong US equity market performance also reduced investor interest in long-term fixed-income products. Furthermore, foreign economic growth, while clearly not expanding, appears to have stabilized. This reduced much of the strong "flight to quality" benefit the US Treasury market had enjoyed in recent quarters. These factors helped push US Treasury bond yields higher throughout the period. US Treasury bond yields rose 50 basis points (0.50%) to end the March period at 5.625%. Long-term municipal revenue bond yields rose less than 5 basis points to end the March period at 5.29% as measured by the Bond Buyer Revenue Bond Index.

The relative stability of the municipal bond market in recent months was largely the result of a return to a strong technical position within the tax-exempt market. For much of 1998, new long-term municipal bond issuance was significantly above recent historic trends. Additionally, the strong demand exerted by world equity markets also sapped much of the demand for tax-advantaged products. However, in recent months, a much stronger supply/demand relationship has developed.

Over the last 12 months, nearly $275 billion in new long-term municipal bonds was issued, an increase of approximately 10% compared to the same period a year ago. As interest rates declined in recent quarters, it has become increasingly difficult for municipalities to generate the economic savings necessary for additional tax-free financings. Consequently, the pace of new bond issuance slowed in recent quarters. During the six months ended March 31, 1999, more than $125 billion in new long-term municipal securities was underwritten, a decrease of 6% compared to the same six-month period a year ago. During the quarter ended March 31, 1999, approximately $60 billion in new long-term tax-exempt bonds was issued, a decline of almost 20% compared to the quarter ended March 31, 1998.

Additionally, in January and February, tax-exempt bond holders received over $40 billion from coupon payments, bond maturities and proceeds from early bond redemptions. Consequently, retail investor demand has been strong in recent months, easily matching, if not at times exceeding, available supply. We will monitor this trend closely in the coming months to determine if the supply pressures exerted in 1998 are abating and fostering a more balanced supply/ demand environment for 1999.

The recent relative outperformance of the municipal bond market has resulted in a decline in their recent historic high yield ratios. As recently as the end of 1998, long-term, A-rated municipal revenue bond yields were in excess of 100% of comparable US Treasury bond yields. At March 31, 1999, municipal bond yield ratios were approximately 95% of their taxable counterparts, still well above their recent historic average. During 1997, tax-exempt bond yield ratios averaged 84%. Should the current positive technical environment in municipal securities continue to improve, it is likely that tax-exempt bond yield ratios will return to more historic levels.

Looking ahead, the direction and intensity of the next move in interest rates is difficult to predict. In recent years, US bond yields tended to reach their annual peak sometime in April and move downward for the remainder of the year. However, such trends have been predicated on subsequent declines in US economic activity. Currently, there appears to be little indication of significant economic weakness going forward. On the other hand, by nearly every measure, inflation is well contained. Future indicators of inflation, such as the prices of gold and other commodities, are giving little evidence for any significant inflationary increase. Additionally, inflation-adjusted real rates of return are historically attractive to long-term investors. These factors suggest that fixed-income bond yields may trade in a relatively narrow range, centered around current levels, for a protracted period of time. Should the US economy weaken later this year, it is likely that bond yields will decline as they have in recent years.

Portfolio Strategy

Since its inception, we have focused on committing the Fund's initial proceeds in the long-term and intermediate-term maturity range of the California insured municipal market. Interest rates in the taxable arena, and to a much lesser degree in the municipal market, have risen since the Fund commenced operations. Therefore, we had to proceed carefully in making our initial investments in order to seek to protect the portfolio's net asset valuation. More of the proceeds were concentrated in shorter maturity municipal bonds than would otherwise be the case if the fixed-income market had been more stable. Our goal is to have the Fund invested while tempering the impact of rising interest rates in order that the Fund can begin profiting from the leverage effect of delivering a higher average current return to its Common Stock shareholders. (For an explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

As a result of inordinately tight credit quality spreads, we deliberately underweighted the Fund's exposure to uninsured bonds. Our portfolio currently reflects a balance of long-term and short-term holdings, with a high degree of credit quality. Once interest rates have stabilized, we plan to recommit a larger portion of Fund assets to longer-term, higher-yielding California bonds.

In Conclusion

We appreciate your investment in MuniHoldings California Insured Fund IV, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Robert A. DiMella

Robert A. DiMella
Vice President and Portfolio Manager


/s/ Walter C. O'Connor

Walter C. O'Connor
Vice President and Portfolio Manager

May 10, 1999


                                     2 & 3

                   MuniHoldings California Insured Fund IV, Inc., March 31, 1999

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                     S&P    Moody's   Face                                                                                   Value
STATE              Ratings  Ratings  Amount   Issue                                                                        (Note 1a)
====================================================================================================================================
California--94.4%  AAA      Aaa     $ 1,110   Alameda Corridor Transportation Authority, California, Revenue Bonds, Senior
                                              Lien, Series A, 5% due 10/01/2010 (d)                                         $  1,172
                   -----------------------------------------------------------------------------------------------------------------
                   AAA      NR*       1,000   Anaheim, California, Public Financing Authority Revenue Bonds (Electric
                                              System District Facilities), 5% due 10/01/2023 (d)                                 990
                   -----------------------------------------------------------------------------------------------------------------
                   AAA      Aaa       5,390   Beverly Hills, California, Public Financing Authority, Lease Revenue
                                              Refunding Bonds, Series A, 5.125% due 6/01/2016 (d)                              5,540
                   -----------------------------------------------------------------------------------------------------------------
                                              California HFA, Revenue Bonds, Home Mortgage, AMT:
                   AAA      Aaa       3,000     Series J-2, 5.30% due 8/01/2016 (d)                                            3,025
                   AAA      Aaa       5,000     Series R, 5.25% due 8/01/2026 (a)                                              5,000
                   -----------------------------------------------------------------------------------------------------------------
                   A1+      VMIG1+    1,200   California Health Facilities Authority, Revenue Refunding Bonds
                                              (Sutter/CHS), VRDN, Series C, 2.90% due 7/01/2022 (c)(e)                         1,200
                   -----------------------------------------------------------------------------------------------------------------
                                              California Health Facilities Finance Authority Revenue Bonds:
                   AAA      Aaa       2,000     (Kaiser Permanente), Series A, 5.50% due 6/01/2022 (c)                         2,088
                   A1+      VMIG1+    2,500     (Saint Joseph Health System), VRDN, Series B, 3% due 7/01/2009 (e)             2,500
                   -----------------------------------------------------------------------------------------------------------------
                                              California Health Facilities Finance Authority, Revenue Refunding Bonds:
                   A1+      VMIG1+    3,300     (Adventist Hospital), VRDN, Series B, 2.80% due 9/01/2028 (e)                  3,300
                   A1+      VMIG1+      500     (Adventist Hospital), VRDN, Series C, 2.80% due 9/01/2015 (e)                    500
                   AAA      NR*       8,500     RIB, Series 90, 7.485% due 8/15/2028 (d)(f)                                    8,979
                   AAA      Aaa          45     (Sutter Health), Series A, 5.35% due 8/15/2028 (d)                                46
                   -----------------------------------------------------------------------------------------------------------------
                   A1+      VMIG1+    1,500   California Pollution Control Financing Authority, PCR, Refunding (Pacific
                                              Gas & Electric Corp.), VRDN, Series E, 3% due 11/02/2026 (e)                     1,500
                   -----------------------------------------------------------------------------------------------------------------
                                              California Pollution Control Financing Authority, PCR, Refunding
                                              (Southern California Edison), VRDN (e):
                   A1       VMIG1+    3,600     Series A, 3.05% due 2/28/2008                                                  3,600
                   A1       VMIG1+    3,200     Series B, 3.05% due 2/28/2008                                                  3,200
                   A1       P1        2,000     Series C, 3.05% due 2/28/2008                                                  2,000
                   -----------------------------------------------------------------------------------------------------------------
                   A1+      VMIG1+    2,200   California Pollution Control Financing Authority, Solid Waste Disposal
                                              Revenue Bonds (Shell Martinez Refining), VRDN, AMT, Series A, 2.90% due
                                              10/01/2031 (e)                                                                   2,200
                   -----------------------------------------------------------------------------------------------------------------
                                              California State Economic Development Financing Authority Revenue Bonds
                                              (California Independent Systems Project), VRDN (e):
                   A1+      VMIG1+    2,300     Series A, 2.75% due 4/01/2008                                                  2,300
                   A1+      VMIG1+    4,800     Series C, 3% due 4/01/2008                                                     4,800
                   -----------------------------------------------------------------------------------------------------------------
                   AAA      Aaa      15,135   California State, GO, Refunding, 5% due 2/01/2023 (b)                           14,988
                   -----------------------------------------------------------------------------------------------------------------
                   AAA      Aaa       2,000   California State Public Works Board, Lease Revenue Refunding Bonds,
                                              Department of Corrections, Series B, 5% due 9/01/2021 (d)                        1,984
                   -----------------------------------------------------------------------------------------------------------------
                   AAA      Aaa       8,000   Central Coast Water Authority, California, Revenue Refunding Bonds (State
                                              Water Project Regional Facilities), Series A, 5% due 10/01/2022 (a)              7,913
                   -----------------------------------------------------------------------------------------------------------------
                   AAA      Aaa       6,140   Contra Costa, California, Water District, Water Revenue Bonds, Series G, 5%
                                              due 10/01/2024 (d)                                                               6,053
                   -----------------------------------------------------------------------------------------------------------------
                                              East Side Union High School District, California, Santa Clara County, GO,
                                              Series E (b):
                   AAA      Aaa       3,205     5% due 9/01/2022                                                               3,179
                   AAA      Aaa       5,655     5% due 9/01/2023                                                               5,603
                   -----------------------------------------------------------------------------------------------------------------
                   AAA      Aaa       3,390   Fresno, California, Sewer Revenue Bonds, Series A, 5% due 9/01/2023 (d)          3,352
                   -----------------------------------------------------------------------------------------------------------------
                   AAA      Aaa       6,000   Irvine, California, Public Facilities and Infrastructure Authority,
                                              Assessment Revenue Refunding Bonds, Series A, 5.05% due 9/02/2022 (a)            5,991
                   -----------------------------------------------------------------------------------------------------------------
                   AAA      Aaa       4,600   La Quinta, California, Redevelopment Agency, Tax Allocation Refunding Bonds
                                              (Redevelopment Project Area Number 1), 5.20% due 9/01/2028 (a)                   4,681
                   -----------------------------------------------------------------------------------------------------------------
                   AAA      Aaa      10,650   Los Altos, California, School District, GO, Series A, 5% due 8/01/2023 (c)      10,531
                   -----------------------------------------------------------------------------------------------------------------
                   AAA      Aaa       3,000   Los Angeles, California, Convention and Exhibition Center Authority, Lease
                                              Revenue Refunding Bonds, Series A, 5.125% due 8/15/2021 (d)                      3,010
                   -----------------------------------------------------------------------------------------------------------------
                   AAA      Aaa       1,000   Los Angeles, California, GO, Refunding, Series A, 5.25% due 9/01/2011 (b)        1,074
                   -----------------------------------------------------------------------------------------------------------------
                                              Los Angeles, California, Unified School District, GO, Series B (b):
                   AAA      Aaa      10,345     5.375% due 7/01/2010                                                          11,231
                   AAA      Aaa       9,415     5% due 7/01/2023                                                               9,323
                   -----------------------------------------------------------------------------------------------------------------
                   AAA      Aaa       2,000   Los Angeles County, California, Metropolitan Transportation Authority,
                                              Sales Tax Revenue Refunding Bonds, Proposition C, Second Senior-Series A,
                                              5.50% due 7/01/2010 (a)                                                          2,190
                   -----------------------------------------------------------------------------------------------------------------
                   A+       A2        4,500   Modesto, California, Irrigation District, COP, Refunding and Capital
                                              Improvements, Series B, 5.30% due 7/01/2022                                      4,501
                   -----------------------------------------------------------------------------------------------------------------
                   AAA      Aaa       4,000   Modesto, California, Irrigation District Financing Authority, Revenue
                                              Refunding Bonds (Domestic Water Project), Series D, 5.125% due
                                              9/01/2014 (a)                                                                    4,152
                   -----------------------------------------------------------------------------------------------------------------
                   AAA      Aaa       2,250   Northern California Power Agency, Multiple Capital Facilities Revenue
                                              Refunding Bonds, Series A, 5% due 8/01/2025 (a)                                  2,221
                   -----------------------------------------------------------------------------------------------------------------
                   AAA      Aaa       2,000   Pomona, California, Public Financing Authority, Revenue Refunding Bonds (SW
                                              Pomona Redevelopment Project), Series W, 5% due 2/01/2024 (d)                    1,980
                   -----------------------------------------------------------------------------------------------------------------
                   AAA      Aaa       3,000   Sacramento, California, Municipal Utility District, Electric Revenue
                                              Refunding Bonds, Series L, 5.10% due 7/01/2014 (a)                               3,098
                   -----------------------------------------------------------------------------------------------------------------
                   AAA      Aaa       2,000   San Diego, California, Certificates of Unified Dividend Interest, Water
                                              Utility Fund, Net System Revenue Bonds, 5% due 8/01/2021 (b)                     1,984
                   -----------------------------------------------------------------------------------------------------------------
                   AAA      Aaa      10,000   San Diego, California, Public Facilities Financing Authority, Sewer Revenue
                                              Bonds, 5% due 5/15/2025 (b)                                                      9,856
                   -----------------------------------------------------------------------------------------------------------------
                   AAA      NR*       5,825   San Diego County, California, COP, Refunding (Central Jail), 5% due
                                              10/01/2025 (a)                                                                   5,749
                   -----------------------------------------------------------------------------------------------------------------
                   AAA      Aaa       2,650   San Dieguito, California, Public Facilities Authority Revenue Bonds, Series
                                              A, 5% due 8/01/2023 (a)                                                          2,624
                   -----------------------------------------------------------------------------------------------------------------
                   AAA      Aaa       5,400   San Francisco, California, City and County Airport Commission, International
                                              Airport Revenue Bonds, Second Series, Issue 15B, 5% due 5/01/2024 (d)            5,346
                   -----------------------------------------------------------------------------------------------------------------

================================================================================
Portfolio Abbreviations

To simplify the listings of MuniHoldings California Insured Fund IV, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT      Alternative Minimum Tax (subject to)
COP      Certificates of Participation
GO       General Obligation Bonds
HFA      Housing Finance Agency
M/F      Multi-Family
PCR      Pollution Control Revenue Bonds
RIB      Residual Interest Bonds
VRDN     Variable Rate Demand Notes


                                     4 & 5

                   MuniHoldings California Insured Fund IV, Inc., March 31, 1999

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                     S&P    Moody's   Face                                                                                   Value
STATE              Ratings  Ratings  Amount   Issue                                                                        (Note 1a)
====================================================================================================================================
California         AAA      Aaa     $ 3,460   San Francisco, California, City and County Airport Commission, International
(concluded)                                   Airport Revenue Refunding Bonds, AMT, Second Series, Issue 16A, 5.50% due
                                              5/01/2011 (c)                                                                 $  3,712
                   -----------------------------------------------------------------------------------------------------------------
                   AAA      Aaa       5,000   San Francisco, California, City and County, GO, Refunding, Series 1, 5.125%
                                              due 6/15/2014 (b)                                                                5,199
                   -----------------------------------------------------------------------------------------------------------------
                   AAA      Aaa       3,500   San Francisco, California, City and County Redevelopment Agency, Hotel Tax
                                              Revenue Refunding Bonds, 5% due 7/01/2025 (c)                                    3,454
                   -----------------------------------------------------------------------------------------------------------------
                   AAA      NR*       3,530   San Francisco, California, City and County Redevelopment Agency, M/F Housing
                                              Revenue Bonds (1045 Mission Apartments), AMT, Series C, 5.25% due 12/20/2027
                                              (g)                                                                              3,519
                   -----------------------------------------------------------------------------------------------------------------
                   AAA      Aaa      14,845   San Jose, California, Redevelopment Agency Tax Allocation (Merged Area
                                              Redevelopment Project), 5% due 8/01/2026 (a)                                    14,648
                   -----------------------------------------------------------------------------------------------------------------
                   AAA      Aaa       8,000   Turlock, California, Irrigation District Revenue Refunding Bonds, Series A,
                                              5% due 1/01/2026 (d)                                                             7,895
====================================================================================================================================
Puerto Rico--3.1%  AAA      Aaa       6,825   Puerto Rico Public Finance Corporation Revenue Bonds, Commonwealth
                                              Appropriation, Series A, 5.375% due 6/01/2010 (a)                                7,407
====================================================================================================================================
                   Total Investments (Cost--$233,320)--97.5%                                                                 232,388

                   Variation Margin on Financial Futures Contracts**--0.0%                                                        53

                   Other Assets Less Liabilities--2.5%                                                                         5,951
                                                                                                                            --------
                   Net Assets--100.0%                                                                                       $238,392
                                                                                                                            ========
====================================================================================================================================

      (a)   AMBAC Insured.
      (b)   FGIC Insured.
      (c)   FSA Insured.
      (d)   MBIA Insured.
      (e)   The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at March 31, 1999.
      (f)   The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at March 31, 1999.
      (g)   GNMA Collateralized.
      *     Not Rated.
      **    Financial futures contracts sold as of March 31, 1999 were as follows:
            ---------------------------------------------------------------
                                                             (in Thousands)
            ---------------------------------------------------------------
            Number of                     Expiration             Value
            Contracts       Issue            Date           (Notes 1a & 1b)
            ---------------------------------------------------------------
               100    US Treasury Bonds    June 1999            $12,056
            ---------------------------------------------------------------
            Total Financial Futures Contracts Sold
            (Total Contract Price--$12,141)                     $12,056
                                                                =======
            ---------------------------------------------------------------
      +     Highest short-term ratings by Moody's Investors Service, Inc.

            See Notes to Financial Statements.

================================================================================
Quality Profile

            The quality ratings of securities in the Fund as of March 31, 1999 were as follows:
            ---------------------------------------------------------
                                                           Percent of
            S&P Rating/Moody's Rating                      Net Assets
            ---------------------------------------------------------
            AAA/Aaa .....................................      84.2%
            A/A .........................................       1.9
            Other+ ......................................      11.4
            ---------------------------------------------------------
            + Temporary investments in short-term municipal securities.

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

               As of March 31, 1999
===================================================================================================================================
Assets:        Investments, at value (identified cost -- $233,319,570) (Note 1a) ...................                   $232,388,321
               Cash ................................................................................                        129,778
               Receivables:
                 Securities sold ...................................................................   $  7,636,422
                 Interest ..........................................................................      2,561,123
                 Variation margin (Note 1b) ........................................................         53,125
                 Investment adviser (Note 2) .......................................................         19,600      10,270,270
                                                                                                       ------------
               Other assets ........................................................................                         19,000
                                                                                                                       ------------
               Total assets ........................................................................                    242,807,369
                                                                                                                       ------------
===================================================================================================================================
Liabilities:   Payables:
                 Securities purchased ..............................................................      3,992,680
                 Distributor (Note 2) ..............................................................        168,622       4,161,302
                                                                                                       ------------
               Accrued expenses and other liabilities ..............................................                        254,076
                                                                                                                       ------------
               Total liabilities ...................................................................                      4,415,378
                                                                                                                       ------------
===================================================================================================================================
Net Assets:    Net assets ..........................................................................                   $238,391,991
                                                                                                                       ============
===================================================================================================================================
Capital:       Capital Stock (200,000,000 shares authorized) (Note 4):
                 Preferred Stock, par value $.10 per share (3,640 shares of AMPS*
                 issued and outstanding at $25,000 per share liquidation preference) ...............                   $ 91,000,000
                 Common Stock, par value $.10 per share (9,866,667 shares issued and outstanding) ..   $    986,667
               Paid-in capital in excess of par ....................................................    145,897,961
               Undistributed investment income -- net ..............................................      1,314,086
               Undistributed realized capital gains on investments -- net ..........................         40,151
               Unrealized depreciation on investments -- net .......................................       (846,874)
                                                                                                       ------------
               Total -- Equivalent to $14.94 net asset value per Share of Common Stock
               (market price--$14.875) .............................................................                    147,391,991
                                                                                                                       ------------
               Total capital .......................................................................                   $238,391,991
                                                                                                                       ============
===================================================================================================================================

      *     Auction Market Preferred Stock.

            See Notes to Financial Statements.


                                     6 & 7

                   MuniHoldings California Insured Fund IV, Inc., March 31, 1999

STATEMENT OF OPERATIONS

                         For the Period January 29, 1999+ to March 31, 1999
==================================================================================================================================
Investment               Interest and amortization of premium and discount earned .................                   $  1,603,405
Income (Note 1d):
==================================================================================================================================
Expenses:                Investment advisory fees (Note 2) ........................................   $    165,425
                         Commission fees (Note 4) .................................................         27,190
                         Accounting services (Note 2) .............................................          8,139
                         Professional fees ........................................................          5,234
                         Transfer agent fees ......................................................          5,041
                         Directors' fees and expenses .............................................          3,585
                         Custodian fees ...........................................................          2,227
                         Listing fees .............................................................          2,129
                         Printing and shareholder reports .........................................          1,521
                         Pricing fees .............................................................          1,052
                         Other ....................................................................          1,222
                                                                                                      ------------
                         Total expenses before reimbursement ......................................        222,765
                         Reimbursement of expenses (Note 2) .......................................       (185,025)
                                                                                                      ------------
                         Total expenses ...........................................................                         37,740
                                                                                                                      ------------
                         Investment income--net ...................................................                      1,565,665
                                                                                                                      ------------
==================================================================================================================================
Realized & Unrealized    Realized gain on investments--net ........................................                         40,151
Gain (Loss) on           Unrealized depreciation on investments--net ..............................                       (846,874)
Investments--Net                                                                                                      ------------
(Notes 1b, 1d & 3):      Net Increase in Net Assets Resulting from Operations .....................                   $    758,942
                                                                                                                      ============
==================================================================================================================================

      +     Commencement of operations.

            See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                                     For the Period
                                                                                                                  Jan. 29, 1999+ to
                         Increase (Decrease) in Net Assets:                                                          March 31, 1999
===================================================================================================================================
Operations:              Investment income--net ..................................................................    $   1,565,665
                         Realized gain on investments--net .......................................................           40,151
                         Unrealized depreciation on investments--net .............................................         (846,874)
                                                                                                                      -------------
                         Net increase in net assets resulting from operations ....................................          758,942
                                                                                                                      -------------
===================================================================================================================================
Dividends to             Investment income--net to Preferred Stock shareholders ..................................         (251,579)
Shareholders                                                                                                          -------------
(Note 1e):               Net decrease in net assets resulting from dividends to shareholders .....................         (251,579)
                                                                                                                      -------------
===================================================================================================================================
Capital Stock            Proceeds from issuance of Common Stock ..................................................      147,900,000
Transactions             Proceeds from issuance of Preferred Stock ...............................................       91,000,000
(Note 4):                Offering costs resulting from the issuance of Common Stock ..............................         (262,877)
                         Offering and underwriting costs resulting from the issuance of Preferred Stock ..........         (852,500)
                                                                                                                      -------------
                         Net increase in net assets derived from capital stock transactions ......................      237,784,623
                                                                                                                      -------------
===================================================================================================================================
Net Assets:              Total increase in net assets ............................................................      238,291,986
                         Beginning of period .....................................................................          100,005
                                                                                                                      -------------
                         End of period* ..........................................................................    $ 238,391,991
                                                                                                                      =============
===================================================================================================================================
                        *Undistributed investment income--net ....................................................    $   1,314,086
                                                                                                                      =============
===================================================================================================================================

      +     Commencement of operations.

            See Notes to Financial Statements.


                                     8 & 9

                   MuniHoldings California Insured Fund IV, Inc., March 31, 1999

FINANCIAL HIGHLIGHTS

                         The following per share data and ratios have been derived
                         from information provided in the financial statements.                                  For the Period
                                                                                                              Jan. 29, 1999+ to
                         Increase (Decrease) in Net Asset Value:                                                 March 31, 1999
===============================================================================================================================
Per Share                Net asset value, beginning of period ................................................     $      15.00
Operating                                                                                                          ------------
Performance:             Investment income--net ..............................................................              .16
                         Realized and unrealized loss on investments--net ....................................             (.07)
                                                                                                                   ------------
                         Total from investment operations ....................................................              .09
                                                                                                                   ------------
                         Capital charge resulting from issuance of Common Stock ..............................             (.03)
                                                                                                                   ------------
                         Effect of Preferred Stock activity:++
                           Dividends to Preferred Stock shareholders:
                             Investment income--net ..........................................................             (.03)
                           Capital charge resulting from issuance of Preferred Stock .........................             (.09)
                                                                                                                   ------------
                         Total effect of Preferred Stock activity ............................................             (.12)
                                                                                                                   ------------
                         Net asset value, end of period ......................................................     $      14.94
                                                                                                                   ============
                         Market price per share, end of period ...............................................     $     14.875
                                                                                                                   ============
===============================================================================================================================
Total Investment         Based on market price per share .....................................................             (.83%)+++
Return:**                                                                                                          ============
                         Based on net asset value per share ..................................................             (.40%)+++
                                                                                                                   ============
===============================================================================================================================
Ratios to Average        Expenses, net of reimbursement ......................................................              .13%*
Net Assets:***                                                                                                     ============
                         Expenses ............................................................................              .74%*
                                                                                                                   ============
                         Investment income--net ..............................................................             5.21%*
                                                                                                                   ============
===============================================================================================================================
Supplemental Data:       Net assets, net of Preferred Stock, end of period (in thousands) ....................     $    147,392
                                                                                                                   ============
                         Preferred Stock outstanding, end of period (in thousands) ...........................     $     91,000
                                                                                                                   ============
                         Portfolio turnover ..................................................................            34.59%
                                                                                                                   ============
===============================================================================================================================
Leverage:                Asset coverage per $1,000 ...........................................................     $      2,620
===============================================================================================================================
Dividends Per            Series A--Investment income--net ....................................................     $         69
Share on Preferred                                                                                                 ============
Stock Outstanding:       Series B--Investment income--net ....................................................     $         69
                                                                                                                   ============
===============================================================================================================================

      *     Annualized.
      **    Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
      ***   Do not reflect the effect of dividends to Preferred Stock
            shareholders.
      +     Commencement of operations.
      ++    The Fund's Preferred Stock was issued on February 22, 1999.
      +++   Aggregate total investment return.

            See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniHoldings California Insured Fund IV, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. Prior to commencement of operations on January 29, 1999, the Fund had no operations other than those relating to organizational matters and the sale of 6,667 shares of Common Stock on January 13, 1999 to Fund Asset Management, L.P. ("FAM") for $100,005. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol CIL. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added


                                    10 & 11

                   MuniHoldings California Insured Fund IV, Inc., March 31, 1999

NOTES TO FINANCIAL STATEMENTS (concluded)

to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with FAM. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.55% of the Fund's average weekly net assets, including issuance of Preferred Stock. For the period January 29, 1999 to March 31, 1999, FAM earned fees of $165,425, all of which was voluntarily waived. FAM also reimbursed the Fund additional expenses of $19,600.

During the period January 29, 1999 to March 31, 1999, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, received underwriting fees of $682,500 in connection with the issuance of the Fund's Preferred Stock.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the period January 29, 1999 to March 31, 1999 were $267,048,297 and $60,455,722, respectively.

Net realized gains (losses) for the period January 29, 1999 to March 31, 1999 and net unrealized gains (losses) as of March 31, 1999 were as follows:

------------------------------------------------------------------------------
                                                   Realized         Unrealized
                                                Gains (Losses)   Gains (Losses)
------------------------------------------------------------------------------
Long-term investments .......................    $  (352,161)      $  (931,249)
Foreign financial futures ...................        392,312            84,375
                                                 -----------       -----------
Total .......................................    $    40,151       $  (846,874)
                                                 ===========       ===========
------------------------------------------------------------------------------

As of March 31, 1999, net unrealized depreciation for Federal income tax purposes aggregated $931,249, of which $87,900 related to appreciated securities and $1,019,149 related to depreciated securities. The aggregate cost of investments at March 31, 1999 for Federal income tax purposes was $233,319,570.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock

Shares issued and outstanding during the period January 29, 1999 to March 31, 1999 increased by 9,860,000 from shares sold.

Preferred Stock

Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at March 31, 1999 were as follows: Series A, 3.20% and Series B, 2.75%.

In connection with the offering of AMPS, the Board of Directors has reclassified 3,640 shares of unissued capital stock as AMPS. Shares issued and outstanding during the period January 29, 1999 to March 31, 1999 increased by 3,640 as a result of the AMPS offering.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the period January 29, 1999 to March 31, 1999, MLPF&S, an affiliate of FAM, earned $21,626 as commissions.

5. Subsequent Event:

On April 8, 1999, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.132085 per share, payable on April 29, 1999 to shareholders of record as of April 22, 1999.


                                    12 & 13

                   MuniHoldings California Insured Fund IV, Inc., March 31, 1999

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Arthur Zeikel, Director
Vincent R. Giordano, Senior Vice President
Robert A. DiMella, Vice President
Kenneth A. Jacob, Vice President
Walter C. O'Connor, Vice President
Donald C. Burke, Vice President and Treasurer
William E. Zitelli, Secretary

Custodian

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Transfer Agents

Common Stock:
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Preferred Stock:
IBJ Whitehall Bank & Trust Company
One State Street
New York, NY 10004

NYSE Symbol

CIL


                                    14 & 15

This report, including the financial information herein, is transmitted to the shareholders of MuniHoldings California Insured Fund IV, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has the ability to leverage its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniHoldings California
Insured Fund IV, Inc.
Box 9011
Princeton, NJ
08543-9011                                                         CAINS 4--3/99

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